Exhibit 99.906CERT
Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code As
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Certified Shareholder Report of Principal Variable Contracts Funds, Inc. (the “Registrant”) on Form N-CSR (the “Report”), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:
1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By	/s/ Ralph C. Eucher
Ralph C. Eucher, Vice Chairman and CEO

Date 8/12/2008

By	/s/ Layne A. Rasmussen
Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 8/12/2008
This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.